                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                         ______________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 April 16, 1997
                      ----------------------------------
                                 Date of Report
                       (Date of earliest event reported)

                         SHURGARD STORAGE CENTERS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     0-23466                          91-1080141
---------------             ----------------                 -------------------
(State or other             (Commission File                    (IRS Employer
jurisdiction of                    No.)                      Identification No.)
 incorporation)

                         1201 Third Avenue, Suite 2200
                           Seattle, Washington  98101
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (206) 624-8100
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)





                                                        Exhibit Index on Page 4

ITEM 5.      OTHER EVENTS

         Shurgard Storage Centers, Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of shares of its 8.80% Series B Cumulative Redeemable Preferred Stock under the Company's shelf registration statement on Form S-3 (File No. 333-21273), effective February 20, 1997 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration
Statement, such exhibits are set forth in full in the Registration Statement.

ITEM 7.      FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.                Description
-----------                -----------
1.1                        Purchase Agreement, dated April 16, 1997, between Merrill Lynch & Co. and
                           Smith Barney Inc., as representatives of the underwriters, and the Company
5.1                        Opinion of Perkins Coie
23.1                       Consent of Deloitte & Touche LLP
23.2                       Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto)

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SHURGARD STORAGE CENTERS, INC.


Dated:  April 16, 1997


                                        By /s/ Harrell Beck
                                           -------------------------------------
                                           Harrell Beck, Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.                Description                                                                   Page
-----------                -----------                                                                   ----
1.1                        Purchase Agreement, dated April 16, 1997, between Merrill Lynch & Co. and
                           Smith Barney Inc., as representatives of the underwriters, and the Company
5.1                        Opinion of Perkins Coie
23.1                       Consent of Deloitte & Touche LLP
23.2                       Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto)